ARGOSY INTERNATIONAL, LTD.
                                  P.O. Box 260
                                 Providenciales
                        Turks and Caicos Islands, B.W.I.





                                                     April 4, 2002



RMS Titanic, Inc.
3340 Peachtree Road
Suite 1225
Atlanta, Georgia 30326

Gentlemen:

                  Reference is made to a certain agreement dated this 3rd day of April, 2002, amongst you, RMS Titanic, Inc. ("Seller"), the undersigned, Argosy International, Ltd. ("Purchaser"), Graham Jessop ("Jessop") and Danepath, Ltd. (the "Corporation").

                  Pursuant to paragraph 6(d), Seller was required to deliver to Purchaser a general release, releasing all the obligations owed by the Corporation to Seller.

                  Seller's lawyer drafted paragraph 6 of the agreement, including paragraph 6(d), but did not make the provisions of subparagraph (d) of paragraph 6 to the effect that Seller was to assign by Seller to Purchaser all the obligations owed by the Corporation to Seller.

                  Therefore, the Agreement is modified to the extent that paragraph 6(d) is amended to read as follows:

                  6.....

                  (d) Seller shall deliver to Purchaser within ten (10) days, a written assignment evidencing all the obligations owed by the Corporation to Seller shall be deemed assigned so that Seller shall have no further right against the Corporation, except as set forth in the Agreement or any right or agreement referred to in the Agreement.

                  Except as to this amendment to paragraph 6(d), the agreement is ratified and confirmed.

                  If  the  foregoing  meets  with  your  understanding,   please
indicate your approval and acceptance in the space provided for your signature.

                                            Very truly yours,

                                            ARGOSY INTERNATIONAL, LTD.



                                            By
                                              --------------------------------



The foregoing is accepted and approved:

RMS TITANIC, INC.



By
  -----------------------


DANEPATH, LTD.



By
  -----------------------




GRAHAM JESSOP